UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2012

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

AcelRx Pharmaceuticals, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide a copy of the legal opinion of Cooley LLP relating to the legality of the shares of the Company’s Common Stock to be offered and sold pursuant the Company’s Registration Statement on Form S-3 (File No. 333-183237) filed with the Securities and Exchange Commission on August 10, 2012 and the related prospectus supplement filed with the Securities and Exchange Commission on August 31, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Cooley LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2012

ACELRX PHARMACEUTICALS, INC.

By:	/s/ James H. Welch

Name:	James H. Welch
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Cooley LLP.